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                                                                   EXHIBIT 23(a)


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement of Red Roof Inns, Inc. on Form S-8 of our reports dated February 10, 1997, appearing in the Annual Report on Form 10-K of Red Roof Inns, Inc. for the year ended December 28, 1996.




DELOITTE & TOUCHE LLP
Columbus, Ohio
December 17, 1997